UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
___________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 1, 2025
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MONGODB, INC.
(Exact Name of Registrant as Specified in its Charter)
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Delaware		001-38240	26-1463205
(State or Other Jurisdiction of Incorporation)		(Commission File Number)	(IRS Employer Identification No.)

1633 Broadway,	38th Floor
New York,	NY		10019
(Address of Principal Executive Offices)			(Zip Code)
646-727-4092
(Registrant’s Telephone Number, Including Area Code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)
___________________
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	MDB	The Nasdaq Stock Market LLC
(Nasdaq Global Market)
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 1, 2025, the Company appointed Srdjan (“Serge”) Tanjga, who served as Senior Vice President, Finance at MongoDB, Inc. (the “Company”), as the Company’s Interim Chief Financial Officer, effective February 1, 2025. In this role, Mr. Tanjga will serve as the Company’s principal financial officer. As previously disclosed, Michael Gordon ceased serving as Chief Operating Officer and Chief Financial Officer effective as of January 31, 2025.

Mr. Tanjga, age 46, served as Senior Vice President, Finance at the Company since February 2021. Prior to this position, Mr. Tanjga served as Vice President of Finance and Business Operations at the Company from May 2019 to February 2021. Before joining the Company, Mr. Tanjga worked as Managing Director at Emerging Sovereign Group, a subsidiary of the Carlyle Group, an investment firm. Before joining the Carlyle Group, Mr. Tanjga worked in various leadership positions at Harvard Management Company, an investment management corporation, and 40 North Industries, an investment firm. Mr. Tanjga holds a B.A. and an MBA from Harvard University.

There is no arrangement or understanding between Mr. Tanjga and any other person pursuant to which he was selected as an officer, and there is no family relationship between Mr. Tanjga and any of the Company’s other directors or executive officers. There are no transactions between Mr. Tanjga and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

In connection with this appointment, the Company and Mr. Tanjga entered into the Company’s standard form of indemnification agreement, a copy of which was filed as Exhibit 10.5 to Form S-1 filed with the SEC on September 21, 2017.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MONGODB, INC.

Dated: February 6, 2025	By:	/s/ Andrew Stephens
Name: Andrew Stephens Title: General Counsel and Secretary